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                                                                   Exhibit 10.42


                                 THIRD AMENDMENT

                                     TO THE

                   KEYCORP EXECUTIVE SUPPLEMENTAL PENSION PLAN

       WHEREAS, KeyCorp has established the KeyCorp Executive Supplemental Pension Plan ("Plan") to provide a supplemental retirement benefit to a selected group of employees, and

       WHEREAS, the Board of Directors of KeyCorp has authorized its Compensation Committee to amend the Plan as it deems necessary or desirable, and

       WHEREAS, the Compensation Committee of the Board of Directors of KeyCorp has authorized the amendment of the Plan to clarify certain terms and conditions of the Plan.

       NOW, THEREFORE, the Plan is hereby amended as follows:

       1. Section 2.1(n) of the Plan is amended to delete it in its entirety and to substitute therefore the following:

       ""INCENTIVE COMPENSATION AWARD" shall mean an incentive compensation award (whether paid in cash, deferred, or a combination of both) granted to a Participant under an Incentive Compensation Plan, as follows:

       - An incentive compensation award granted under the KeyCorp Annual Incentive Plan, the KeyCorp Short Term Incentive Compensation Plan, the KeyCorp Management Incentive Compensation Plan, and/or such other Employer-sponsored line of business Incentive Compensation Plan shall constitute an incentive compensation award for the year in which the award is earned (without regard to the actual time of payment).

       - An incentive compensation award granted under the KeyCorp Long Term Incentive Compensation Plan ("LTIC Plan") with respect to any multi-year performance period shall be deemed to be for the last year of the multi-year period without regard to the actual time of payment of the award. Accordingly, an incentive compensation award granted under the LTIC Plan with respect to the three-year performance period of 1993, 1994, and 1995 will be deemed to be for 1995 (without regard to the actual time of payment), and the entire Incentive Compensation award under the LTIC Plan for that performance period will be a LTIC Plan award for the year 1995.

       - An incentive compensation award granted under the KeyCorp Long Term Incentive Plan ("Long Term Plan") with respect to any multi-year period shall be deemed to be for the last year of the multi-year performance period and for the year immediately following such year (without regard to the actual time of payment). Accordingly, an award granted under the Long Term Plan with respect to the four-year performance period of 1998, 1999, 2000, and 2001 shall be deemed to be for the years 2001 and 2002, with one-half the award allocated to the year 2001, and one-half the award allocated to the year 2002."




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       2. Section 2.1(o) of the Plan is amended to delete it in its entirety and to substitute therefore the following:

       ""INCENTIVE COMPENSATION PLAN" shall mean the KeyCorp Management Incentive Compensation Plan, the KeyCorp Annual Incentive Plan, the KeyCorp Short Term Incentive Compensation Plan, the KeyCorp Long Term Incentive Compensation Plan, the KeyCorp Long Term Incentive Plan, and/or such other Employer-sponsored line of business incentive compensation plan that KeyCorp in its sole discretion determines constitutes an "Incentive Compensation Plan" for purposes of this Section 2.1(l), as may be amended from time to time."

       3. The Amendments set forth in paragraphs 1 and 2 hereof shall be effective as of January 1, 2000.

       4. Except as specifically amended, the Plan shall remain in full force and effect.

       IN WITNESS WHEREOF, KeyCorp has caused this Third Amendment to the Plan to be executed by its duly authorized officer to be effective as of the above stated date.

                                             KEYCORP

                                             By:________________________________

                                             Title:_____________________________


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